Exhibit 11(b)


                              CONSENT OF COUNSEL



               We hereby consent to the use of our name and to the reference to our Firm under the caption "Counsel" in the Statement of Additional Information that is included in Post-Effective Amendment No. 5 to the Registration Statement of The Woodward Variable Annuity Fund on Form N-1A under the Securities Act of 1933, as amended.



                                            DRINKER BIDDLE & REATH
                                            ----------------------
                                            DRINKER BIDDLE & REATH


Philadelphia, PA
October 7, 1996